MERRILL LYNCH
FUND FOR
TOMORROW, INC.








FUND LOGO








Annual Report

January 31, 1996





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Fund For Tomorrow, Inc.
Box 9011
Princeton, NJ
08543-9011



MERRILL LYNCH FUND FOR TOMORROW, INC.

Concept Sectors

A pie chart depicting Concept Sectors as a Percentage of Net Assets As of January 31, 1996

Computer Technologies                                      4.0%
Demographic Trends                                         5.1%
Developing Foreign Economies                               4.6%
Future Retailing                                           1.8%
Global Market Expansion                                   11.3%
Healthcare Cost Containment                               14.0%
Industrial Outsourcing                                     2.9%
Industrial Renaissance                                     8.1%
Multimedia                                                 5.7%
Next Generation Technology                                13.1%
Strategic Growth Opportunities                             3.7%
Telecommunications                                        15.6%
Cash*                                                     10.1%

[FN]
*Net of other assets less liabilities.


Growth Stock Characteristics as of January 31, 1996

Bar Graph depicting Growth Stock Characteristics as of January 31, 1996

% of
Equity
Holdings

Emerging Growth                            12.1%          14.2%
Established Growth                         19.7%          14.4%
Stable Growth                              22.0%          17.6%



DEAR SHAREHOLDER

Although the partial shutdown of the US Government curtailed the release of most economic data for the January quarter, it was nonetheless apparent that gross domestic product (GDP) growth continued to be lackluster. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by modestly lowering short-term interest rates in both December and January. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

Portfolio Matters
During the quarter ended January 31, 1996, there was a major divergence of total returns between the broadly based unmanaged Standard and Poor's 500 Composite Index and the smaller capitalization unmanaged NASDAQ Industrial Index, which returned +10.01% and +3.06%, respectively. Merrill Lynch Fund For Tomorrow, Inc.'s investment performance during the January quarter closely followed the pattern of the NASDAQ Industrial with total returns for Class A, Class B, Class C and Class D Shares of +3.62%, +3.33%, +3.28% and +3.57%, respectively. (Results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 5--8 of this report to shareholders.)

Many factors influenced the US stock market during the quarter ended January 31, 1996 ranging from severe weather conditions and sector rotation to political uncertainties. The technology sector experienced an investor sentiment shift which led to a major correction in this group. Politically, it was an unexpectedly turbulent time, with Government shutdowns caused by a Federal budget standstill and major pending legislative changes affecting both the healthcare and the telecommunications industries. The recently passed legislation in telecommunications addresses the convergence of wire and wireless telephony, cable, and personal computers.

Overall, economic conditions were extremely favorable, with low inflation, declining interest rates and strong reported earnings growth. Although economic trends were positive, we were concerned that earnings growth would not continue at the same pace. Therefore, we adopted a more defensive posture during the quarter ended January 31, 1996, eliminating some of the portfolio's higher price/earnings multiple stocks and stocks with lower earnings visibility. In addition to acknowledging that it is unlikely that the US stock market will repeat its exceptionally strong 1995 performance, we believed it was an opportunistic time to move into some of the international equity markets which had previously underperformed, despite strong fundamentals and earnings growth. Therefore, we added positions in Japan, Hong Kong, South Korea, Belgium and Peru to the Fund's portfolio.

In the US section of the portfolio, the best-performing sector was drug stocks, where most positions outperformed the US equity market. Certain foreign stocks were the best-performing overall, including a 99.3% price rise for Videologic Group PLC (UK), +35.4% for the recently new issue of Gucci Group N.V. (Italy), and a 146% increase by Lernout & Hauspie Speech Products N.V. (Belgium). Two of our new Peruvian positions had strong upward moves, with CPT Telefonica Del Peru Pacifico S.A. advancing 24.6% during the quarter ended January 31, 1996, and Consorcio Alimentos Fabril Pacifico S.A., Peru's largest food distributor, moving ahead 36.0%. Select US small-cap issues continued to perform well, including Corrections Corp. of America, up 56.4%, Neuromedical Systems Inc., ahead 59.2%, and ThermoLase Corp., which advanced 46.6%.

Sales during the January quarter were mostly guided by a combination of profit-taking and an effort to eliminate positions which no longer met our long-term growth objectives. We eliminated some of the Fund's positions in the weak retail sector and stocks where earnings visibility receded. We also took profits in some technology stocks as well. The Fund's remaining technology positions underperformed stocks in general, in line with the sector as a whole, although we remain confident of their strong earnings as well as future appreciation potential. This is particularly true of the Thermo companies, a major position in the Fund, which rose significantly during the January quarter.

During the quarter ended January 31, 1996, we added 22 new positions to the Fund's portfolio, including nine initial public offerings
(IPOs), following the Fund's strategy of investing in emerging new trends. Four of the IPOs were eliminated during the January quarter because of rapid stock price appreciation. As mentioned earlier, we decided to broaden the Fund's foreign holdings by adding positions in Japan's Makita Corp., a global leader in electric power tools, and Kubota Corporation, the largest Japanese agricultural equipment manufacturer. Both of these companies should benefit substantially from infrastructure enhancement in China and the Far East. In Hong Kong, we added National Mutual Asia Ltd., a key player in the rapidly growing demand cycle for life insurance and new retirement funds, which are relatively new concepts in Asia. Korea Mobile Telecommunication Corp., a wireless telephony company, was added and is expected to increase cellular subscriber growth by more than 50% in 1996. In Peru, we added three new positions, Consorcio Alimentos Fabril Pacifico S.A.; Cementos Norte Pacasmayo S.A., Peru's second largest cement producer which is benefiting from extremely strong construction demand; and, Minsur Sociedad Limitada S.A., the second largest tin producer in the world with 15 years of untapped reserves. Our new holding in Belgium, Lernout & Hauspie Speech Products N.V., has a proprietary technology in voice recognition that enables the conversion of voice to text and translation into virtually any language.

In the United States, we continue to believe outsourcing by companies will remain a major trend throughout this decade. We added FlightSafety International Inc., which offers airline pilot and marine training, and Greenwich Air Services Inc., which provides equipment and maintenance services to the airline industry. To participate in the major regulatory and technology changes in telephony, television and personal computer industries, we added US Satellite Broadcasting, which uses an alternative choice of satellite transmission compared to the traditional cable service. We also added Omnipoint Corp., a personal communications services provider that offers a more economical wireless telephone service competing with cellular services primarily in highly populated regions.

More stable, defensive names added during the quarter ended January 31, 1996 were the pharmaceutical company Bristol-Myers Squibb Co., Galoob (Lewis) Toys, Inc., and World Color Press Inc., one of the largest providers of outsourcing in the highly fragmented and consolidating printing industry. An exciting company with promising health-related technology is Neuromedical Systems Inc. which provides digital photography for the detection of cancerous cells. Finally, the Fund added Thermo Ecotek Corp. (a spin-off from Thermo Electron Corp.), which is a cogeneration company that uses a new, clean coal technology.

Fiscal Year in Review
The year ended January 31, 1996 was an extraordinary period for the US stock market. Performance of the S&P 500 was the best in 37 years and the third-best year in history. Record highs were established with increasing frequency, the largest interim correction was a historical low of 3.3%; and we have gone the longest period ever without a 10% correction.

This was also a dynamic time for our thematic approach of investing in long-term trends. During this period, there were important pending regulatory changes which will affect the future of healthcare and communications. Rapid technological advances resulted in lower prices and higher penetration rates for cellular services and personal computers. Globally, the ability to rapidly and inexpensively access detailed information, from any location, is beginning to change consumer patterns, political viewpoints and economic progress. The Internet, a new information vehicle, is experiencing explosive growth and a great deal of media attention. The market size of the Internet is currently estimated at $300 million and is expected to reach $5 billion by the year 2000. During the Fund's fiscal year, we invested in many industries including hardware, software, access providers, information services and equipment suppliers that are either direct or indirect beneficiaries of the Internet. However, we eventually sold many of these stocks because of rapid stock appreciation resulting in market valuations which, we believed, were not sustainable over the short term. We will continue to invest in these areas but with a disciplined approach of evaluating market valuations and long-term growth prospects.

Other notable areas showing strong performance during the fiscal year were in telecommunications such as the paging stocks, Competitive Access Providers, long-distance and some small niche players providing a full range of services. Weaker telecommunications stocks were equipment manufacturers and producers of cellular handsets.
While the demand will likely remain strong for cellular, the equipment is going through a transition from analog to digital technology.
Other strong-performing stocks can be categorized as small-sized to mid-sized companies that either have a proprietary technology or offer unique products or services such as Royal Plastic Group Limited (+103%), Gucci Group N. V. (+85%), Corrections Corp. of America (+89%) and
Molten Metal Technology, Inc. (+114%).

As mentioned before, the pharmaceutical industry had an exceptional year and contributed to the Fund's performance since the weighting in this group on average was more than two times the S&P 500's weighting. Although technology stocks corrected during the January quarter, for the entire year they experienced strong gains, with two of our larger holdings, International Business Machines Corp. up over 50% and COMPAQ Computer Corp. up 38%. For the fiscal year ended January 31, 1996, the Fund reported total returns for Class A, Class B, Class C and Class D Shares of +31.82%, +30.43%, +30.32% and +31.47%, respectively. This compares with a +38.63% total return for the unmanaged S&P 500 and +29.30% for the unmanaged NASDAQ Industrial Index.

We will continue to identify important investment concepts of the future and review existing concepts to confirm their continued validity in meeting our objectives. As seen in the chart on page 1, the Fund balances the portfolio by investing in individual stocks ranging from small-cap to large-cap companies at various phases of growth. The heaviest weighting in the Fund will likely remain in the stable sector with companies that have above-average growth and are mid-sized in market capitalizations. Weightings on this growth continuum will change depending on our investment strategy.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Fund For
Tomorrow, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent P. Dileo)
Vincent P. Dileo
Vice President and Portfolio Manager

March 6, 1996





PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                                                     12 Month       3 Month
                                                        1/31/96        10/31/95       1/31/95        % Change       % Change
ML Fund For Tomorrow, Inc. Class A Shares*               $16.26         $16.65         $13.55         +30.32%(1)     + 2.44%(2)
ML Fund For Tomorrow, Inc. Class B Shares*                15.79          16.24          13.33         +28.91(1)      + 2.12(2)
ML Fund For Tomorrow, Inc. Class C Shares*                15.71          16.17          13.28         +28.79(1)      + 2.07(2)
ML Fund For Tomorrow, Inc. Class D Shares*                16.20          16.60          13.54         +29.97(1)      + 2.39(2)
Standard & Poor's 500 Index**                            636.02         581.50         470.42         +35.20         + 9.38
NASDAQ Industrial Index**                                969.55         940.80         749.87         +29.30         + 3.06
ML Fund For Tomorrow, Inc. Class A Shares--Total Return*                                              +31.82(3)      + 3.62(4)
ML Fund For Tomorrow, Inc. Class B Shares--Total Return*                                              +30.43(3)      + 3.33(4)
ML Fund For Tomorrow, Inc. Class C Shares--Total Return*                                              +30.32(3)      + 3.28(4)
ML Fund For Tomorrow, Inc. Class D Shares--Total Return*                                              +31.47(3)      + 3.57(4)
Standard & Poor's 500 Index--Total Return**                                                           +38.63         +10.01

  *Investment results do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based Index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $1.354 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.788 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.195 per share ordinary income dividends and $1.354 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.195 per share ordinary income dividends and $0.788 per share capital gains distributions.



PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:



                                     10/26/88**        1/96

ML Fund For Tomorrow, Inc.++--
Class A Shares*                       $ 9,600        $21,216

S&P 500 Index++++                     $10,000        $28,445



                                      1/86**          1/96

Ml Fund For Tomorrow, Inc.++--
Class B Shares*                       $10,000        $28,385

S&P 500 Index++++                     $10,000        $41,243


[FN]
  **Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++ML Fund For Tomorrow, Inc. invests in a quality-oriented portfolio of securities of companies that the Fund's management believes are well positioned to benefit from demographic and cultural changes and thus are believed by the Fund's management to represent attractive investment opportunities. The Fund invests primarily in common stocks but may invest in convertible securities, prferred stocks and bonds.
++++This unmanaged broad-based Index is comprised of common stocks.


Past performance is not predictive of future performance.



Average Annual Total Return--Class A Shares and Class B Shares


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +27.39%        +20.70%
Five Years Ended 12/31/95                 +13.01         +11.79
Inception (10/26/88)
through 12/31/95                          +11.47         +10.63

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/95                       +26.08%        +22.08%
Five Years Ended 12/31/95                 +11.83         +11.83
Ten Years Ended 12/31/95                  +10.69         +10.69

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:


                                     10/21/94**        1/96

ML Fund For Tomorrow, Inc.++--
Class C Shares*                       $10,000        $12,496

Ml Fund For Tomorrow, Inc.++--
Class D Shares*                       $ 9,600        $12,021

S&P 500 Index++++                     $10,000        $13,903


[FN]
  **Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++ML Fund For Tomorrow, Inc. invests in a quality-oriented portfolio of securities of companies that the Fund's management believes are well positioned to benefit from demographic and cultural changes and thus are believed by the Fund's management to represent attractive investment opportunities. The Fund invests primarily in common stocks but may invest in convertible securities, prferred stocks and bonds.
++++This unmanaged broad-based Index is comprised of common stocks.

Past performance is not predictive of future performance.




Average Annual Total Return--Class C Shares and Class D Shares


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/95                       +26.12%        +25.12%
Inception (10/21/94)
through 12/31/95                          +18.06         +18.06

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +27.11%        +20.44%
Inception (10/21/94)
through 12/31/95                          +19.46         +14.18

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains     Dividends
Period Covered                   Beginning      Ending    Distributed        Paid*       % Change**
10/26/88--12/31/88                 $16.05      $14.08        $1.471         $0.134        - 2.21%
1989                                14.08       16.85         1.035          0.409        +30.13
1990                                16.85       14.92         0.371          0.401        - 6.98
1991                                14.92       16.71         2.199          0.553        +32.23
1992                                16.71       16.37         0.679          0.612        + 6.12
1993                                16.37       15.85         1.920          0.308        +11.42
1994                                15.85       13.66         0.705          0.258        - 7.47
1995                                13.66       15.84         1.354          0.195        +27.39
1/1/96--1/31/96                     15.84       16.26          --             --          + 2.65
                                                             ------         ------
                                                       Total $9.734   Total $2.870

                                                  Cumulative total return as of 1/31/96: +123.92%**


 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


PERFORMANCE DATA (concluded)


Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains     Dividends
Period Covered                   Beginning      Ending    Distributed        Paid*       % Change**
3/5/84--12/31/84                   $10.00      $10.98           --          $0.130        +11.12%
1985                                10.98       13.37        $0.250          0.130        +25.75
1986                                13.37       15.18         0.080          0.100        +14.90
1987                                15.18       12.98         1.441          0.163        - 5.09
1988                                12.98       14.07         1.555          0.201        +22.09
1989                                14.07       16.85         1.035          0.227        +28.88
1990                                16.85       14.92         0.371          0.235        - 7.96
1991                                14.92       16.70         2.199          0.374        +30.79
1992                                16.70       16.37         0.679          0.438        + 5.07
1993                                16.37       15.77         1.920          0.217        +10.27
1994                                15.77       13.45         0.705          0.243        - 8.45
1995                                13.45       15.40         1.354          0.195        +26.08
1/1/96--1/31/96                     15.40       15.79          --             --          + 2.53
                                                            -------         ------
                                                      Total $11.589   Total $2.653

                                                  Cumulative total return as of 1/31/96: +295.74%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains     Dividends
Period Covered                   Beginning      Ending    Distributed        Paid*       % Change**
10/21/94--12/31/94                 $14.08      $13.39        $0.157         $0.059        - 3.32%
1995                                13.39       15.33         1.354          0.195        +26.12
1/1/96--1/31/96                     15.33       15.71          --             --          + 2.48
                                                             ------         ------
                                                       Total $1.511   Total $0.254

                                                   Cumulative total return as of 1/31/96: +24.96%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains     Dividends
Period Covered                   Beginning      Ending    Distributed        Paid*       % Change**
10/21/94--12/31/94                 $14.26      $13.65        $0.157         $0.059        - 2.71%
1995                                13.65       15.79         1.354          0.195        +27.11
1/1/96--1/31/96                     15.79       16.20          --             --          + 2.60
                                                             ------         ------
                                                       Total $1.511   Total $0.254

                                                   Cumulative total return as of 1/31/96: +26.87%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.



SCHEDULE OF INVESTMENTS
                                Shares                                                                   Value     Percent of
Concept Tomorrow                 Held                  Stocks                             Cost         (Note 1a)   Net Assets
Computer Technologies

Personal Computers              100,000  ++COMPAQ Computer Corp.                       $  3,428,748     $  4,712,500    1.2%
Components                       50,000  ++Continental Circuits Corp.                       687,500          687,500    0.2
Systems                         300,000  ++Silicon Graphics, Inc.                        11,151,240        8,437,500    2.2
Components                    1,400,000  ++Videologic Group PLC                             971,040        1,500,940    0.4
                                                                                       ------------     ------------  ------
                                                                                         16,238,528       15,338,440    4.0

Demographic Trends

Medical Devices                  25,000  ++Biomet, Inc.                                     446,875          465,625    0.1
Specialty Services               54,000  ++Corrections Corp. of America                   1,219,866        2,301,750    0.6
Leisure & Entertainment          50,000  ++Harrah's Entertainment, Inc. (b)               1,235,976        1,375,000    0.4
Healthcare                       50,000  ++Living Centers of America, Inc.                1,676,340        1,775,000    0.5
Healthcare                      110,000  ++Patterson Dental Co.                           2,815,625        2,832,500    0.7
Leisure & Entertainment         125,000  ++Promus Hotel Corporation                       2,569,899        3,125,000    0.8
Insurance                       100,000    Torchmark Corp.                                4,054,900        4,737,500    1.2
Education Products              200,000  ++Westcott Communications, Inc.                  2,823,662        2,875,000    0.8
                                                                                       ------------     ------------  ------
                                                                                         16,843,143       19,487,375    5.1

Developing Foreign Economies

Telecommunications            3,000,000    CPT Telefonica Del Peru Pacifico S.A.          5,895,366        6,677,995    1.8
Building Materials              473,000    Cementos Norte Pacasmayo S.A. (Common)           983,929          984,579    0.3
Building Materials               19,000    Cementos Norte Pacasmayo S.A. (New Shares)        34,886           34,465    0.0
Telecommunications            3,068,354    Champion Technology Holdings Ltd.              1,005,477          365,120    0.1
Food & Beverage                 500,000    Consorcio Alimentos Fabril Pacifico S.A.         617,247          747,664    0.2
Telecommunications                  450    Korea Mobile Telecommunication Corp.             533,107          610,904    0.2
Mining                           23,000    Minsur Sociedad Limitada S.A.                    161,354          195,412    0.0
Specialty Services              500,000    National Mutual Asia Ltd.                        482,897          504,436    0.1
Building Materials              300,000  ++Royal Plastic Group Limited                    2,686,550        4,660,925    1.2
Electronics                      25,750  ++Samsung Electronics Company (GDR)** (d)        3,280,000        2,549,250    0.7
                                                                                       ------------     ------------  ------
                                                                                         15,680,813       17,330,750    4.6

Future Retailing

Specialty Retail                 85,000  ++Daisytek International Corp.                   1,808,875        2,486,250    0.6
Specialty Retail                192,600  ++OfficeMax, Inc.                                2,872,100        4,429,800    1.2
                                                                                       ------------     ------------  ------
                                                                                          4,680,975        6,916,050    1.8

Global Market Expansion

Food & Beverage                 100,000    Anheuser-Busch Companies, Inc.                 5,679,438        6,950,000    1.8
Cosmetics                        87,200    Avon Products, Inc.                            6,259,222        6,888,800    1.8
Household Products               74,600    Colgate-Palmolive Co.                          1,548,920        5,520,400    1.5
Food & Beverage                 100,000    ConAgra Inc.                                   3,826,115        4,587,500    1.2
Specialty Retail                100,000  ++Gucci Group N.V. (ADR)*                        2,200,000        4,062,500    1.1
Machinery                        10,000    Kubota Corporation (ADR)*                      1,285,600        1,240,000    0.3
Machinery                        50,000    Makita Corp. (ADR)*                              796,875          800,000    0.2
Food & Beverage                  80,000    PepsiCo, Inc.                                  2,644,800        4,770,000    1.3
Electronics                     200,000    Philips Electronics N.V. (ADR)*                8,214,486        8,025,000    2.1
                                                                                       ------------     ------------  ------
                                                                                         32,455,456       42,844,200   11.3



SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                   Value     Percent of
Concept Tomorrow                 Held                  Stocks                             Cost         (Note 1a)   Net Assets
Healthcare Cost Containment

Health Services                 200,000    Apria Healthcare Group, Inc. (a)            $  5,071,250     $  5,175,000    1.4%
Pharmaceuticals                  50,000    Astra AB (ADR)*                                1,781,250        2,031,250    0.5
Medical Devices                 100,000  ++Boston Scientific Corp.                        4,133,851        5,125,000    1.3
Pharmaceuticals                 100,000    Bristol-Myers Squibb Co.                       7,907,000        8,850,000    2.3
Pharmaceuticals                 100,000    Lilly (Eli) and Company                        4,572,100        5,750,000    1.5
Pharmaceuticals                 100,900    Merck & Co., Inc.                              4,001,062        7,088,225    1.9
Pharmaceuticals                  50,000    Sandoz, AG (ADR)*                              1,942,188        2,168,750    0.6
Pharmaceuticals                 274,400    Schering-Plough Corp.                          3,180,566       14,851,900    3.9
Medical Devices                 100,000    United States Surgical Corp.                   6,799,013        2,362,500    0.6
                                                                                       ------------     ------------  ------
                                                                                         39,388,280       53,402,625   14.0

Industrial Outsourcing

Information Services            400,000  ++CIS Technologies, Inc.                         1,634,593          975,000    0.2
Specialty Services               50,000    FlightSafety International, Inc.               2,566,000        2,493,750    0.7
Specialty Services              100,000    Greenwich Air Services Inc.                    2,278,626        2,200,000    0.6
Office Systems                  100,000  ++Indigo N.V. (ADR)*                             1,963,750        1,400,000    0.4
Specialty Services              100,000    Olsten Corp.                                   3,190,200        3,975,000    1.0
                                                                                       ------------     ------------  ------
                                                                                         11,633,169       11,043,750    2.9

Industrial Renaissance

Automotive                      141,090    Chrysler Corp.                                 5,598,043        8,147,947    2.1
Transportation                   50,000    Delta Air Lines, Inc.                          3,734,750        3,418,750    0.9
Automotive                      100,000    Ford Motor Co.                                 2,295,190        2,962,500    0.8
Automotive                      100,000    General Motors Corp.                           4,190,900        5,262,500    1.4
Information Systems             100,000    International Business Machines Corp.          5,658,500       10,875,000    2.9
                                                                                       ------------     ------------  ------
                                                                                         21,477,383       30,666,697    8.1

Multimedia

Broadcasting Services            35,000  ++Accom, Inc.                                      315,000          218,750    0.1
Wireless Cable Television       202,000  ++CAI Wireless Systems, Inc.                     2,168,561        1,969,500    0.5
Broadcasting Services           100,000    Carlton Communications PLC (ADR)*              3,260,625        3,175,000    0.8
Broadcasting & Publishing       200,000    The News Corp. Ltd. (ADR)*                     3,095,848        4,275,000    1.1
Broadcasting & Publishing        70,500    The News Corp. Ltd. (Conv. Pfd.) (ADR)*          669,036        1,339,500    0.3
Software                        170,000  ++Sierra On Line, Inc.                           5,961,381        4,207,500    1.1
Wireless Cable Television        21,000  ++US Satellite Broadcasting                        567,000          567,000    0.2
Publishing Services             300,000  ++World Color Press Inc.                         5,906,000        5,962,500    1.6
                                                                                       ------------     ------------  ------
                                                                                         21,943,451       21,714,750    5.7

Next Generation Technology

Leisure & Entertainment          75,000  ++3DO Co.                                          971,204          703,125    0.2
Semiconductors                  182,600  ++Gasonics International Corp.                   2,303,368        1,940,125    0.5
Telecommunications              200,000  ++Geotek Communications, Inc.                    1,816,468        1,650,000    0.4
Building Materials               50,000  ++ICC Technologies, Inc.                           655,250          406,250    0.1
Software                        100,000  ++Lernout & Hauspie Speech Products N.V.         1,100,000        2,700,000    0.7
Pollution Technology            300,000  ++Molten Metal Technology, Inc.                  5,221,520       11,175,000    2.9
Medical Devices                  70,000  ++Neuromedical Systems Inc.                      1,050,000        1,671,250    0.4
Environmental Equipment          79,600  ++Thermo Ecotek Corp.                            1,281,614        1,582,050    0.4
Multi-Industry                  270,000  ++Thermo Electron Corp.                          6,840,000       14,715,000    3.9
Medical Devices                 100,000  ++ThermoLase Corp.                               2,525,000        2,987,500    0.8
Medical Equipment               100,000  ++Thermospectra Corp.                            1,547,300        1,862,500    0.5
Medical Equipment               100,000  ++Thermotrex Corp.                               1,586,723        4,862,500    1.3
Electronics                     150,000  ++Whittaker Corp.                                2,966,998        3,768,750    1.0
                                                                                       ------------     ------------  ------
                                                                                         29,865,445       50,024,050   13.1

SCHEDULE OF INVESTMENTS (concluded)
                                Shares                                                                   Value     Percent of
Concept Tomorrow                 Held                  Stocks                             Cost         (Note 1a)   Net Assets
Strategic Growth Opportunities

Pharmaceuticals                  50,000    American Home Products Corp.                $  3,875,049     $  5,100,000    1.4%
Leisure & Entertainment         100,000  ++Galoob (Lewis) Toys, Inc.                      1,385,890        1,450,000    0.4
Leisure & Entertainment         100,000    Mattel, Inc.                                   2,232,740        3,225,000    0.8
Restaurant                      200,000    Wendy's International, Inc.                    3,683,453        4,125,000    1.1
                                                                                       ------------     ------------  ------
                                                                                         11,177,132       13,900,000    3.7

Telecommunications

Components                      100,000  ++ANTEC Corp.                                    2,411,474        1,487,500    0.4
Components                      100,000  ++Andrew Corp.                                   4,677,375        4,400,000    1.1
Telecommunications              200,000  ++Boston Technology, Inc.                        2,967,630        2,725,000    0.7
Telecommunications              281,400    Frontier Corp. (c)                             2,157,975        8,371,650    2.2
Telecommunications              300,000  ++Inter-Tel, Inc.                                3,537,612        4,012,500    1.1
Telecommunications              150,000    MCI Communications Corp.                       3,895,310        4,275,000    1.1
Telecommunications              100,000  ++MFS Communications Co., Inc.                   2,536,850        6,000,000    1.6
Paging Services                 305,000  ++Metrocall, Inc.                                4,988,845        6,023,750    1.6
Components                      100,000    Motorola, Inc.                                 5,778,000        5,375,000    1.4
Components                      349,400    Nokia Corp. AB (ADR)*                         12,108,398       13,058,825    3.4
Wireless Communications          16,800  ++Omnipoint Corp.                                  268,800          344,400    0.1
Wireless Communication          200,000  ++Palmer Wireless, Inc.                          2,984,487        3,400,000    0.9
                                                                                       ------------     ------------  ------
                                                                                         48,312,756       59,473,625   15.6

                                           Total Stocks                                 269,696,531      342,142,312   89.9


                                Face
                               Amount                Short-Term Securities

Commercial                 $  7,000,000    BAT Capital Corp., 5.48% due 2/14/1996         6,986,148        6,986,148    1.8
Paper***                      3,450,000    General Electric Capital Corp., 5.90%
                                           due 2/01/1996                                  3,450,000        3,450,000    0.9
                             10,000,000    Matterhorn Capital Corp., 5.47% due
                                           2/14/1996                                      9,980,247        9,980,247    2.6

US Government &              13,000,000    Federal National Mortgage Association,
Agency Obligations***                      5.38% due 2/21/1996                           12,961,144       12,961,144    3.4

                                           Total Short-Term Securities                   33,377,539       33,377,539    8.7


Total Investments                                                                      $303,074,070      375,519,851   98.6
                                                                                       ============
Other Assets Less Liabilities                                                                              5,242,864    1.4
                                                                                                        ------------  ------
Net Assets                                                                                              $380,762,715  100.0%
                                                                                                        ============  ======


  *American Depositary Receipts (ADR).
 **Global Depositary Receipts (GDR).
***Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Formerly known as Homedco Group, Inc.
(b)Formerly known as The Promus Companies, Inc.
(c)Formerly known as ALC Communications, Corp.
(d)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $2,549,000, representing 0.7% of net assets.

                           Acquisition                      Value
   Issue                       Date          Cost         (Note 1a)

   Samsung Electronics
   Company (GDR)            7/26/1995      $3,280,000     $2,549,250

   Total                                   $3,280,000     $2,549,250
                                           ==========     ==========

 ++Non-income producing security.


See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$303,074,070) (Note 1a)                         $375,519,851
                    Receivables:
                      Securities sold                                                      $  6,708,854
                      Capital shares sold                                                       470,542
                      Dividends                                                                 351,512        7,530,908
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          30,479
                                                                                                            ------------
                    Total assets                                                                             383,081,238
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   683,558
                      Securities purchased                                                      567,000
                      Investment adviser (Note 2)                                               215,308
                      Distributor (Note 2)                                                      152,850        1,618,716
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       699,807
                                                                                                            ------------
                    Total liabilities                                                                          2,318,523
                                                                                                            ------------

Net Assets:         Net assets                                                                              $380,762,715
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:         shares authorized                                                                       $    210,566
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            710,722
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                             40,631
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          1,407,004
                    Paid-in capital in excess of par                                                         303,643,919
                    Undistributed realized capital gains on investments
                    and foreign currency transactions--net                                                     2,304,092
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                72,445,781
                                                                                                            ------------
                    Net assets                                                                              $380,762,715
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $34,230,676 and
                    2,105,657 shares outstanding                                                            $      16.26
                                                                                                            ============
                    Class B--Based on net assets of $112,239,520 and
                    7,107,222 shares outstanding                                                            $      15.79
                                                                                                            ============
                    Class C--Based on net assets of $6,384,959 and
                    406,307 shares outstanding                                                              $      15.71
                                                                                                            ============
                    Class D--Based on net assets of $227,907,560 and
                    14,070,041 shares outstanding                                                           $      16.20
                                                                                                            ============


                    See Notes to Financial Statements.

Statement of Operations for the Year Ended January 31, 1996
Investment          Dividends (net of $68,750 foreign withholding tax)                                      $  3,021,507
Income              Interest and discount earned                                                               2,088,188
(Notes 1d & 1e):    Other income                                                                                  27,209
                                                                                                            ------------
                    Total income                                                                               5,136,904
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                     $   2,147,843
                    Account maintenance and distribution fees--Class B (Note 2)               1,025,343
                    Transfer agent fees--Class D (Note 2)                                       553,090
                    Account maintenance fees--Class D (Note 2)                                  516,491
                    Transfer agent fees--Class B (Note 2)                                       331,932
                    Printing and shareholder reports                                            189,530
                    Professional fees                                                            88,187
                    Registration fees (Note 1f)                                                  85,306
                    Custodian fees                                                               67,116
                    Accounting services (Note 2)                                                 62,434
                    Transfer agent fees--Class A (Note 2)                                        49,984
                    Account maintenance and distribution fees--Class C (Note 2)                  24,598
                    Directors' fees and expenses                                                 19,580
                    Transfer agent fees--Class C (Note 2)                                         8,261
                    Pricing fees                                                                    263
                    Other                                                                        13,054
                                                                                           ------------
                    Total expenses                                                                             5,183,012
                                                                                                            ------------
                    Investment loss--net                                                                         (46,108)
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       24,571,179
(Loss) on             Foreign currency transactions--net                                        (31,001)      24,540,178
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       57,217,936
(Notes 1b, 1c,        Foreign currency transactions--net                                            123       57,218,059
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             81,758,237
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 81,712,129
                                                                                                            ============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                          For the Year Ended January 31,
Increase (Decrease) in Net Assets:                                                            1996              1995
Operations:         Investment loss--net                                                   $    (46,108)    $ (1,130,434)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        24,540,178       16,333,259
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   57,218,059      (62,912,398)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          81,712,129      (47,709,573)
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                (2,188,438)        (629,067)
(Note 1g):            Class B                                                                (9,550,391)     (18,732,811)
                      Class C                                                                  (338,854)            (311)
                      Class D                                                               (20,640,116)      (2,376,409)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                         (32,717,799)     (21,738,598)
                                                                                           ------------     ------------

Capital Share       Net increase (decrease) in net assets derived from capital
Transactions        share transactions                                                       46,890,051      (53,039,480)
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                  95,884,381     (122,487,651)
                    Beginning of year                                                       284,878,334      407,365,985
                                                                                           ------------     ------------
                    End of year                                                            $380,762,715     $284,878,334
                                                                                           ============     ============

                    See Notes to Financial Statements.

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                     Class A
                                                                                For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                                 1996++    1995++     1994      1993       1992
Per Share           Net asset value, beginning of year                $  13.55   $  16.39  $  16.29  $  16.84   $  15.49
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .07        .09       .15       .25        .36
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     4.19      (1.97)     2.18       .49       3.74
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      4.26      (1.88)     2.33       .74       4.10
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --      (.23)      (.35)
                      Realized gain on investments--net                  (1.55)      (.96)    (2.23)    (1.06)     (2.40)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.55)      (.96)    (2.23)    (1.29)     (2.75)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  16.26   $  13.55  $  16.39  $  16.29   $  16.84
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  31.82%    (11.23%)   15.78%     4.79%     28.35%
Return:*                                                              ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             1.07%       .98%      .88%      .90%       .95%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                                .44%       .59%      .95%     1.35%      1.81%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $ 34,231   $  8,665  $ 10,942  $ 11,394   $  8,846
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  67.38%     45.86%    48.63%    40.58%     48.28%
                                                                      ========   ========  ========  ========   ========


                   *Total investment returns exclude the effects of sales loads.
                  ++Based on average shares outstanding during the year.

                    See Notes to Financial Statements.

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                     Class B
                                                                                For the Year Ended January 31,
Increase (Decrease) in Net Asset Value:                                 1996++    1995++     1994      1993       1992
Per Share           Net asset value, beginning of year                $  13.33   $  16.30  $  16.28  $  16.82   $  15.48
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.08)      (.06)     (.01)      .06        .14
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     4.09      (1.96)     2.17       .52       3.77
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      4.01      (2.02)     2.16       .58       3.91
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --      (.06)      (.17)
                      Realized gain on investments--net                  (1.55)      (.95)    (2.14)    (1.06)     (2.40)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                    (1.55)      (.95)    (2.14)    (1.12)     (2.57)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.79   $  13.33  $  16.30  $  16.28   $  16.82
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  30.43%    (12.22%)   14.60%     3.75%     26.96%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.13%      1.99%     1.91%     1.92%      1.98%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income(loss)--net                         (.55%)     (.38%)    (.07%)     .36%       .83%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands)            $112,239   $119,186  $396,424  $447,186   $476,106
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  67.38%     45.86%    48.63%    40.58%     48.28%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effect of sales loads.
                  ++Based on average shares outstanding during the year.


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                  Class C++++            Class D++++
                                                                                         For the                 For the
                                                                                          Period                  Period
The following per share data and ratios have been derived                     For the   Oct. 21,     For the    Oct. 21,
from information provided in the financial statements.                       Year Ended 1994++ to   Year Ended  1994++ to
                                                                              Jan. 31,   Jan. 31,    Jan. 31,    Jan. 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1996        1995
Per Share           Net asset value, beginning of period                      $  13.28   $  14.08    $  13.54   $  14.26
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income(loss)--net                                  (.10)      (.04)        .03       (.01)
                    Realized and unrealized gain (loss) on investments
                    and foreign currency transactions--net                        4.08       (.54)       4.18       (.49)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              3.98       (.58)       4.21       (.50)
                                                                              --------   --------    --------   --------
                    Less distributions from realized gain on
                    investments--net                                             (1.55)      (.22)      (1.55)      (.22)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  15.71   $  13.28    $  16.20   $  13.54
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          30.32%     (4.12%)+++  31.47%     (3.50%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.14%      2.26%*      1.33%      1.43%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment  income (loss)--net                               (.67%)     (.87%)*      .22%      (.23%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  6,385   $     80    $227,908   $156,947
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          67.38%     45.86%      67.38%     45.86%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Fund For Tomorrow, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distri-bution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is sold through an exercise of an option, the related premium received is deducted from the basis of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premium received (or gain or loss to the extent of the cost of the closing transaction exceeds the premium received).

Written options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $558,463 have been reclassified from accumulated net investment loss to undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a general partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.65% of the average daily net assets not exceeding $750 million; 0.60% of the aver-age daily net assets exceeding $750 million but not exceeding $1 billion; and 0.55% of the average daily net assets exceeding $1 billion. The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to MLAM which would result in Fund expenses exceeding, on a cumulative annualized basis, the most restrictive applicable expense limitation in effect at the time of such payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                  Account Maintenance   Distribution
                                          Fee               Fee

Class B                                   0.25%            0.75%
Class C                                   0.25%            0.75%
Class D                                   0.25%             --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund.

The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended January 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD         MLPF&S

Class A                                $  546        $ 8,126
Class D                                $1,825        $27,770


For the year ended January 31, 1996, MLPF&S also received contingent deferred sales charges of $108,712 and $1,548 relating to transactions in Class B and C Shares, respectively.

In addition, MLPF&S received $36,666 in commissions on the execution of portfolio security transactions for the Fund for the year ended January 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 1996 were $205,311,533 and $199,202,391, respectively.


NOTES TO FINANCIAL STATEMENTS (concluded)


Net realized and unrealized gains (losses) as of January 31, 1996 were as follows:


                                    Realized
                                     Gains       Unrealized
                                    (Losses)       Gains

Long-term investments             $24,571,483  $  72,445,781
Short-term investments                   (304)            --
Foreign currency transactions         (31,001)            --
                                  -----------  -------------
Total                             $24,540,178  $  72,445,781
                                  ===========  =============


As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $72,445,781, of which $87,921,454 related to appreciated securities and $15,475,673 related to depreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $303,074,070.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $46,890,051 and $(53,039,480) for the years ended January 31, 1996 and January 31, 1995, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Year                         Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                         1,393,621  $  32,505,390
Shares issued to shareholders
in reinvestment of
distributions                         575,732        279,194
                                  -----------  -------------
Total issued                        1,969,353     32,784,584
Shares redeemed                      (503,356)    (8,076,845)
                                  -----------  -------------
Net increase                        1,465,997  $  24,707,739
                                  ===========  =============

Class A Shares for the
Year Ended                                          Dollar
January 31, 1995                      Shares        Amount

Shares sold                           140,801  $   2,045,990
Shares issued to shareholders
in reinvestment of
distributions                          42,701        565,182
                                  -----------  -------------
Total issued                          183,502      2,611,172
Shares redeemed                      (211,252)    (3,023,836)
                                  -----------  -------------
Net decrease                          (27,750) $    (412,664)
                                  ===========  =============



Class B Shares for the
Year Ended                                          Dollar
January 31, 1996                      Shares        Amount

Shares sold                         4,089,726  $  66,223,229
Shares issued to shareholders
in reinvestment of
distributions                         158,829      2,492,023
                                  -----------  -------------
Total issued                        4,248,555     68,715,252
Automatic conversion of
shares                             (3,949,127)   (58,686,533)
Shares redeemed                    (2,131,722)   (32,142,062)
                                  -----------  -------------
Net decrease                       (1,832,294) $ (22,113,343)
                                  ===========  =============



Class B Shares for the
Year Ended                                          Dollar
January 31, 1995                      Shares        Amount

Shares sold                         1,037,837  $  15,121,525
Shares issued to shareholders
in reinvestment of
distributions                       1,252,531     16,408,961
                                  -----------  -------------
Total issued                        2,290,368     31,530,486
Shares redeemed                    (5,496,974)   (78,448,291)
Automatic conversion of
shares                            (12,176,864)  (169,494,498)
                                  -----------  -------------
Net decrease                      (15,383,470) $(216,412,303)
                                  ===========  =============

Class C Shares for the
Year Ended                                          Dollar
January 31, 1996                      Shares        Amount

Shares sold                           491,734  $   7,944,948
Shares issued to shareholders
in reinvestment of
distributions                             441          6,884
                                  -----------  -------------
Total issued                          492,175      7,951,832
Shares redeemed                       (91,881)    (1,480,882)
                                  -----------  -------------
Net increase                          400,294  $   6,470,950
                                  ===========  =============



Class C Shares for the
Period October 21, 1994++ to                        Dollar
January 31, 1995                      Shares        Amount

Shares sold                             6,002  $      80,820
Shares issued to shareholders
in reinvestment of
distributions                              12            157
                                  -----------  -------------
Total issued                            6,014         80,977
Shares redeemed                            (1)           (14)
                                  -----------  -------------
Net increase                            6,013  $      80,963
                                  ===========  =============

[FN]
++Commencement of Operations.



Class D Shares for the
Year Ended                                          Dollar
January 31, 1996                      Shares        Amount

Shares sold                           998,100  $  16,043,134
Automatic conversion of
shares                              3,879,032     58,686,533
Shares issued to shareholders
in reinvestment of
distributions                         399,482      6,391,707
                                  -----------  -------------
Total issued                        5,276,614     81,121,374
Shares redeemed                    (2,800,501)   (43,296,669)
                                  -----------  -------------
Net increase                        2,476,113  $  37,824,705
                                  ===========  =============

Class D Shares for the
Period October 21, 1994++ to                        Dollar
January 31, 1995                      Shares        Amount

Shares sold                            70,886  $     970,143
Automatic conversion of shares     12,012,646    169,494,498
Shares issued to shareholders
in reinvestment of dividends
and distributions                     157,005      2,075,598
                                  -----------  -------------
Total issued                       12,240,537    172,540,239
Shares redeemed                      (646,609)    (8,835,715)
                                  -----------  -------------
Net increase                       11,593,928  $ 163,704,524
                                  ===========  =============

[FN]
++Commencement of Operations.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Fund For Tomorrow, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Fund For Tomorrow, Inc. as of January 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at January 31, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Fund For Tomorrow, Inc. as of January 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
March 6, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Fund For Tomorrow, Inc. during the taxable year ended January 31, 1996:


Record                    Payable         Domestic Qualifying  Domestic Non-Qualifying        Total                Long-Term
Date                        Date            Ordinary Income        Ordinary Income       Ordinary Income         Capital Gains
Class A Shares:

07/05/95                  07/13/95                 --                     --                    --                 $0.566336
12/11/95                  12/19/95             $0.072684              $0.122010             $0.194694              $0.787581

Class B Shares:

07/05/95                  07/13/95                 --                     --                    --                 $0.566336
12/11/95                  12/19/95             $0.072684              $0.122010             $0.194694              $0.787581

Class C Shares:

07/05/95                  07/13/95                 --                     --                    --                 $0.566336
12/11/95                  12/19/95             $0.072684              $0.122010             $0.194694              $0.787581

Class D Shares:

07/05/95                  07/13/95                 --                     --                    --                 $0.566336
12/11/95                  12/19/95             $0.072684              $0.122010             $0.194694              $0.787581

The domestic qualifying ordinary income qualifies for the dividends-received deduction for corporations.

Please retain this information for your records.




PORTFOLIO INFORMATION (unaudited)


For the Quarter Ended January 31, 1996

                                     Percent of
Ten Largest Equity Holdings          Net Assets

Schering-Plough Corp.                    3.9%
Thermo Electron Corp.                    3.9
Nokia Corp. AB (ADR)                     3.4
Molten Metal Technology, Inc.            2.9
International Business Machines Corp.    2.9
Bristol-Myers Squibb Co.                 2.3
Silicon Graphics, Inc.                   2.2
Frontier Corp.                           2.2
Chrysler Corp.                           2.1
Philips Electronics N.V. (ADR)           2.1

Additions

 Bristol-Myers Squibb Co.
*CORE Staff Inc.
 Cementos Norte Pacasmayo S.A. (Common and New Shares)
*Citrix Systems, Inc.
 Consorcio Alimentos Fabril Pacifico S.A.
 Delta Air Lines, Inc.
 FlightSafety International, Inc.
 Galoob (Lewis) Toys, Inc.
 Greenwich Air Services Inc.
 Korea Mobile Telecommunication Corp.
 Kubota Corporation (ADR)
 Lernout & Hauspie Speech Products N.V.
 Makita Corp. (ADR)
*Meta Group, Inc.
 Minsur Sociedad Limitada S.A.
 National Mutual Asia Ltd.
 Neuromedical Systems Inc.
 Omnipoint Corp.
 Thermo Ecotek Corp.
 US Satellite Broadcasting
*Westell Technologies, Inc.
 World Color Press Inc.


Deletions

 ASEA AB
 ASM Lithography N.V. (ADR)
 American Telecasting, Inc.
 CML Group, Inc.
*CORE Staff Inc.
 Cannondale Corp.
 Chic by H.I.S., Inc.
*Citrix Systems, Inc.
 Comcast UK Cable Partners, Ltd.
 Cordis Corporation
 DST Systems, Inc.
 Digital Equipment Corp.
 Eastbay, Inc.
 Keravision, Inc.
*Meta Group, Inc.
 Mylan Laboratories, Inc.
 Peoples Choice TV Corp.
 Sensormatic Electronics Corp.
 Vantive Corporation
 The Walt Disney Co.
*Westell Technologies, Inc.

[FN]
*Added and deleted in the same quarter.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A.Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Vincent P. Dileo, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863